HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 - Premier Innovations(SM)

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Supplement dated May 30, 2013 to your Prospectus

At a special meeting of the Shareholders of the Funds, to be held on June 21, 2013, Shareholders will vote on the proposed:

a.)       Fund reorganization (the “Reorganization”) of the following Funds from a Maryland corporation or Massachusetts business trust, as applicable, to a Delaware statutory trust:

Fund
Oppenheimer Equity Income Fund, Inc. - Class A
Oppenheimer Global Fund - Class A
Oppenheimer Gold & Special Minerals Fund - Class A
Oppenheimer International Diversified Fund - Class A
Oppenheimer International Growth Fund - Class A
Oppenheimer Real Estate Fund - Class A
Oppenheimer Rising Dividends Fund - Class A
Oppenheimer Small- & Mid-Cap Value Fund - Class A

The Closing shall occur on such date as the parties may mutually agree (“Effective Date of the Reorganization”).  If the proposed Reorganization is approved, on the Effective Date of the Reorganization, Shareholders of the applicable Fund will receive one share (or fractional shares thereof) of the Delaware Trust for every share that they hold of the applicable Fund.

b.)       Fund objective changes:

If the fund objective changes are approved, in the section entitled “The Funds”, under the Investment Objective table, the information for the following Sub-Accounts is deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
Oppenheimer International Growth Fund - Class A	Seeks capital appreciation	OFI Global Asset Management, Inc. Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Real Estate Fund - Class A	Seeks total return	OFI Global Asset Management, Inc. Sub-advised by OppenheimerFunds, Inc.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.